Note 3. Summary of Significant Accounting Policies: Net Earnings (loss) Per Common Share: Schedule of Components of Potential Dilutive Securities (Details) - shares	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Details
Convertible Preferred Stock	260,000	260,000
Options to Purchase Common Shares	3,415,000	3,415,000
Private Placement Warrants	0	1,061,500
Convertible Promissory Notes	1,925,000	1,925,000
Total	5,600,000	6,661,500